CONSTRUCTION PROMISSORY NOTE

AMOUNT $5,000,000.00                                   DATE: OCTOBER 4, 1994


         FOR VALUE RECEIVED, VCA South Bend Incorporated. an Arizona Corporation ("Maker"), promises to pay to Bennett Funding International, Ltd., a New York corporation ("Lender"), or order, at Two Clinton Square, Syracuse, New York 13202, or at such other place as the holder of this Construction Promissory Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Five Million Dollars
($5,000,000.00) or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding until paid, as more fully provided for below ("Note").

         Concurrently with the execution and delivery of this Note, Maker and Lender executed and entered into a Construction Loan Agreement and Construction Mortgage and Security Agreement (collectively the "Agreement"). As a condition precedent to entering into the Agreement, and in consideration therefor, Maker agreed to execute and deliver this Note with respect to the method and manner in which the Construction Loan is to be repaid from and after the date hereof.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement, the applicable provisions of which are incorporated herein by reference.

         A.       Interest.

         Interest shall be due and payable monthly in arrears, shall accrue daily on the basis of a 360-day year and actual days elapsed and shall accrue from the date hereof. During the term of this Note, interest shall accrue at a rate per annum equal to thirteen percent (13%). In no event shall any interest rate to be charged exceed the maximum contract rate permitted under the applicable Usury Law.

         If all or any portion of any Interest Installment (as hereinafter defined) is not actually received by Holder from Maker within ten (10) days following the Installment Date that such Interest Installment is due, Maker shall pay on demand to Holder a late charge of two percent (2%) of the amount of such overdue payment.

         B.       Installment payments; Maturity.

         Installments of interest only ("Interest Installment(s)") are due and payable monthly in arrears in immediately available funds commencing (30) days after the initial disbursement under the CONSTRUCTION LOAN AGREEMENT and subsequent Interest Installments shall be due on the first business day of each month thereafter for a period of thirty-six (36) months after the final disbursement under the CONSTRUCTION LOAN AGREEMENT. Thirty (30) days thereafter, ("Maturity Date"), the entire unpaid principal balance plus all accrued and unpaid interest and other charges due hereunder or under the Construction Mortgage (as hereinafter defined) shall be paid in full. A date on which a payment of interest is due is herein called an "Installment Date."

         C.       Security

         This Note is to be secured by a Construction Mortgage of even date herewith, the Continuing Guaranties and the Collateral.

         D.       Prepayment

         Prepayment of this Note, without penalty or premium shall be permitted to be made pursuant to the payment of release fees as described in section J below or at any time.

         E.       Miscellaneous.

         Every person or entity at any time liable for the payment of the indebtedness or any other amounts due under this Note, hereby waives: diligence, presentment for payment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

         This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

         Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

         This Note and all its provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Mortgage or the terms hereof. If more that one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

         F.       Default and Remedies.

         The entire unpaid principal amount of this Note, together with all accrued interest thereon, shall, at the option of the Holder exercised by written notice to the Maker at its principal executive offices, become immediately due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice;

         (a) if default shall be made in the due and punctual payment of interest or principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and such default shall have continued for a period of ten (10) days after written notice thereof to the Maker;

         (b) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of the Maker contained in this Note, and such default shall have continued for a period of ten (10) days after written notice thereof to the Maker, or for any longer period set forth in the Construction Loan Agreement.

         (c)      if the Maker shall:

                  (i) admit in writing its inability to pay its debts generally as they become due;

                  (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

                  (iii) make any assignment for the benefit of creditors; (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

                  (v)  on  a  petition  in  bankruptcy   filed  against  it,  be
adjudicated a bankrupt; or

                  (vi) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; or,

         (d) if default shall be made in the performance or observance of any of the conditions of other agreements as set forth above, and such default shall have continued for a period of ten (10) days after written notice thereof to the Maker or for any longer period set forth in the CONSTRUCTION LOAN AGREEMENT;

         In case any one or more of the Events of Default shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights either by suit in equity and/or by action of law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder.

         No remedy herein conferred upon the Holder is intended to limit or restrict any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         No course of dealing between the Maker and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any rights or any Holder hereof.

         Should any proceedings be instituted by the Holder to recover any monies due hereunder, Maker agrees to pay all reasonable attorney's fees and costs.

         G.       Severability

         In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         H.       Governing Law

         This Note shall be deemed to have been made and executed at Syracuse, New York regardless of the order in which the signatures of the parties shall be affixed hereto, and this Note shall be interpreted, construed, and enforced in accordance with the laws and public policies of the State of New York without regard to the principles of conflicts of law.

         In any action to enforce this Note, personal jurisdiction and venue shall be at Holder's option in the Supreme Court of the State of New York, County of Onondaga, or in the United States District Court for the Northern District of New York.

         I.       Modification

         This  Note  shall  not  be  modified,  amended,  changed,   terminated,
supplemented, or waived except in a` writing signed by Maker and Holder.

         J.       Release Fees

         Maker shall pay release fees to Holder which are generated from the sales of Interval Units at the Project in the amount of $2,180.00. The release fees shall be applied by Holder to the principal balance due hereunder. On a monthly basis, payment due on Interest Installments shall be re-calculated based on the principal reduction.

         K.       Note Conversion

         In the event Maker fails within one (1) year after the issuance of a certificate of occupancy, to meet seventy-five percent (75%) of the projections and forecasts relative to the sale of Interval Units, then Holder shall have the option, upon sixty (60) days written notice, to convert this Note to a conventional sixty (60) months amortized note with interest as set forth above.

         IN WITNESS WHEREOF, the undersigned sets its hand the date above first written.

                                           VCA South Bend Incorporated

                                           By         Joseph P. Martori
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                                           Title           Chairman
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